UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2006


                         New York Mortgage Trust 2006-1
             (Exact name of registrant as specified in its charter)


                          NYMT Securities Corporation
             (Exact name of depositor as specified in its charter)


                          New York Mortgage Trust Inc.
              (Exact name of sponsor as specified in its charter)


 New York                 333-127912-02                 54-2196588
 (State or other          (Commission                   54-2196589
 jurisdiction              File Number)                 54-2196590
 of incorporation)                                      54-2196591
                                                        (IRS Employer
                                                        Identification No.)

   c/o Wells Fargo Bank, N.A.
   9062 Old Annapolis Road
   Columbia, MD                                                    21045
   (Address of principal executive offices)                        (Zip Code)

   (410) 884-2000
   (Registrant's telephone number, including area code)


   Not Applicable
   (Former name or former address, if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


 [ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




 Section 1 - Registrant's Business and Operations

 Item 1.01 - Entry into a Material Definitive Agreement.

 Pursuant to Section 11.03 of that certain Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Agreement"), among NYMT Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, NYMT Servicing Corporation, as a Servicer, Cenlar FSB, as Subservicer, The New York Mortgage Company, LLC, as Seller, and U.S. Bank National Association, as Trustee, the parties thereto entered into Amendment No. 1 dated as June 26, 2006 (a copy of which is attached as Exhibit 99.1 hereto).


Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(c)  Exhibits

          Exhibit Number    Description
          EX-99.1           Amendment No 1. to Pooling and Servicing Agreement,
                            dated June 26, 2006 between NYMT Securities
                            Corporation,  as Depositor, Wells Fargo Bank,
                            N.A., as Securities Administrator and Master
                            Servicer, NYMT Servicing Corporation, as a
                            Servicer, Cenlar FSB, as Subservicer, The New
                            York Mortgage Company, LLC, as Seller,  and U.S.
                            Bank National Association, as Trustee

 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



 NEW YORK MORTGAGE TRUST
 Mortgage-Backed Notes, Series 2006-1
 (Registrant)


 By:   Wells Fargo Bank, N.A. as Master Servicer
 By:   /s/  Elisabeth A. Brewster
 By:   Elisabeth A. Brewster as Assistant Vice President

 Date: 06/29/2006





EXHIBIT INDEX

Exhibit Number            Description

EX-99.1 Amendment No 1. to Pooling and Servicing Agreement, dated June 26, 2006 between NYMT Securities Corporation, as Depositor, Wells Fargo Bank,
                          N.A., as Securities Administrator and Master
                          Servicer, NYMT Servicing Corporation, as a
                          Servicer, Cenlar FSB, as Subservicer, The New
                          York Mortgage Company, LLC, as Seller, and U.S. Bank National Association, as Trustee



EX-99.1


        AMENDMENT NO. 1 TO POOLING AND SERVICING AGREEMENT

    AMENDMENT NO. 1, dated as of June 26, 2006 (this "Amendment"), to the Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Agreement"), among NYMT Securities Corporation, as Depositor, Wells Fargo Bank, N.A.("Wells Fargo"), as Securities Administrator and Master Servicer, NYMT Servicing Corporation, as a Servicer, Cenlar FSB, as Subservicer, The New York Mortgage Company, LLC, as Seller, and U.S. Bank National Association, as Trustee.

                           RECITALS

    WHEREAS, certain terms which are capitalized and used throughout this Amendment are defined in Article I of the Agreement, as modified by this Amendment;

    WHEREAS, Section 11.03 (a)(iii) of the Agreement allows the parties to amend the Agreement from time to time in order to make any other provisions with respect to matters or questions arising under the Agreement, subject to the satisfaction of certain conditions precedent as described therein;

    WHEREAS, the parties to the Agreement wish to make certain changes to the Agreement to change the compensation of the Master Servicer from an on-going payment obligation payable from the interest collections in respect of the Mortgage Loans to an up-front cash payment to Wells Fargo in its capacity as Master Servicer under the Agreement in the amount as agreed upon by the parties and subject to adjustment in the event that Wells Fargo no longer serves as Master Servicer under the Agreement;

    WHEREAS, the parties to the Agreement wish to make certain changes to the Agreement to clarify the Final Scheduled Distribution Date;

    NOW, THEREFORE, the parties agree as follows:

    1.    Amendment to Agreement.

         (a)      Section 1.01 Definitions is hereby amended as follows:

                  (i) The definition of "Aggregate Expense Rate" is deleted in its entirety and replaced with the following:

                           Aggregate Expense Rate:  With respect to any
                  Mortgage Loan, the applicable Servicing Fee Rate.

                  (ii) The definition of "Compensating Interest Payment" is deleted in its entirety and replaced with the following:

                           Compensating Interest Payment:  With respect to any
                  Distribution Date, an amount equal to the lesser of (x) the aggregate Prepayment Interest Shortfall Amount with respect to such Distribution Date and (y) the applicable Servicing Fee, to the extent required to be remitted by a Servicer pursuant to Section 4.04(c) of this Agreement or under the Servicing Agreement, as applicable.

                  (iii)    The following definition is added:

                           Compensating Interest Cap means with respect to the
                  Master Servicer and any Distribution Date an amount equal to the sum of (a) 1/12th of 0.0175% times the Aggregate Collateral Balance as of the first day of the related Due Period and (b) the investment income and gain realized by the investment of funds in the Collection Account pursuant to
                  Section 5.06(e) with respect to the related Distribution Date; provided that clause (a) of this definition shall be reduced to the extent that the aggregate amounts of Master Servicer Compensating Interest Payments paid pursuant to
                  Section 5.16 would exceed the Master Servicing Payment, but shall not be reduced below zero.

                  (iv) The definition of Final Scheduled Distribution Date is amended by replacing "March 2036" with "May 2036".

                  (v) The definition of "Master Servicing Fee" is deleted in its entirety and replaced with the following:

                           Master Servicing Fee:  As to any Distribution Date,
                  zero.

                  (vi) The definition of "Master Servicing Fee Rate" is deleted in its entirety.

                  (vii)    The following definition is added:

                           Master Servicing Payment:  The up-front cash payment
                   paid to the Master Servicer as compensation for the performance of the duties of the Master Servicer under the Agreement.

                  (viii)   The definition of Mortgage Loan Schedule is amended
                   by inserting the word "and" before (viii) and removing "the Master Servicing Fee Rate and (ix)".

                  (ix)     The definition of Purchase Price is amended by
                   changing "Servicing Administration Fee" to "Servicing Fee".

       (b) Section 5.07(iii) is hereby amended by deleting the words " and Master Servicing Fee Rate".

       (c) Section 5.16 is hereby amended by deleting the following from the fourth line of such section: "(together, the "Master Servicing Compensation")".

       (d) Section 5.16 is hereby further amended by deleting the second sentence of such Section and inserting the following sentence in lieu thereof: "Notwithstanding the foregoing, the Master Servicer shall deposit in the Collection Account, on or before the related Distribution Date, an amount equal to the lesser of (i) the amount of any Compensating Interest Payment required to be paid by the Servicers but which is not paid by the Servicers and (ii) the Compensating Interest Cap (either such amount, the "Master Servicer Compensating Interest Payment")."

       (e) Section 5.21 is hereby amended by adding the following sentence to the end of such section: "Upon resignation of the initial Master Servicer under this Section 5.21, the Master Servicer shall rebate the applicable portion of the Master Servicing Payment (less the aggregate amount of any Master Servicer Compensating Interest Payments paid by the initial Master Servicer pursuant to Section 5.16) as mutually agreed upon by the Depositor, the Master Servicer and the successor Master Servicer, including the Trustee as successor Master Servicer if applicable, and make such amount payable to the successor Master Servicer.

       (f) Section 5.22 is hereby amended by removing the period at the end of the last sentence of such section and adding the following:
       "for the period from and after the transfer of master servicing."

       (g) Section 8.01(b) is hereby amended by removing the period at the end of the last sentence of such section and adding the following:
       ", including any amount that the Master Servicer is required to rebate pursuant to Section 5.21 upon termination."

       (h) Section 8.01(c) is hereby amended by deleting the third sentence entirely and replacing it with the following: "In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of the amount rebated by the former Master Servicer pursuant to Section 5.21 and payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder."

    2. Execution in Counterparts, Etc. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same amendment. The delivery of an executed signature page to this Amendment by telecopy transmission shall constitute due execution and delivery of thisAmendment for all purposes.

    3. Agreement in Full Force and Effect. Except as amended by this Amendment, all of the provisions of the Agreement and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

    4. Effectiveness of this Amendment. This Amendment shall become effective on the date (the "Effective Date") upon the latest to occur of (i) the execution and delivery by each of the parties hereto and thereto of this Amendment, (ii) the delivery of an Opinion of Counsel evidencing that this Amendment not cause any REMIC created under the Agreement to fail to qualify as a REMIC at any time the Certificates are outstanding or cause any tax to be imposed on any REMIC created under the Agreement, (iii) the delivery of an Opinion of Counsel to the effect that this Amendment is permitted Section by
11.03 of the Agreement and (iv) the Trustee's receipt of written confirmation from each Rating Agency that this Amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates.

    5. References to Agreement. From and after the date hereof, (a) all references in the Agreement to "this Agreement," "hereof," "herein," or similar terms and (b) all references to the Agreement in each agreement, instrument and other document executed or delivery in connection with the Agreement, shall mean and refer to the Agreement, as amended by this Amendment.

    6. Further Assurances. The parties hereto agree to execute and deliver any and all further agreements, certificates and other documents reasonably necessary to implement the provisions of this Amendment.

    7. GOVERNING LAW AND JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                          NYMT SECURITIES CORPORATION,
                          as Depositor

                          By:  /s/ David A. Akre
                          Name: David A. Akre
                          Title: President


                          U.S. BANK NATIONAL ASSOCIATION, not
                          in its individual capacity but solely as Trustee

                          By: /s/ Becky Warren
                          Name: Becky Warren
                          Title: Assistant Vice President


                          WELLS FARGO BANK, N.A.,
                          as Securities Administrator and Master Servicer

                          By: /s/ Jacquelyn Kimball
                          Name: Jacquelyn Kimball
                          Title: Vice President


                          NYMT SERVICING CORPORATION,
                          as Servicer

                          By: /s/ David A. Akre
                          Name: David A. Akre
                          Title: President


                          CENLAR FSB,
                          as Subservicer

                          By: /s/ Gregory S. Tornquist
                          Name: Gregory S. Tornquist
                          Title: President


                          THE NEW YORK MORTGAGE COMPANY, LLC,
                          as Seller

                          By: /s/ Steven B. Schnall
                          Name: Steven B. Schnall
                          Title: Chief Executive Officer